United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 10, 2026

Date of Report (Date of earliest event reported)

Goldenstone Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41328	85-3373323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4360 E. New York St. Aurora, IL	60504
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 352-7788

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Units, each consisting of one share of Common Stock and one Redeemable Warrant and one Right

Common Stock, par value $0.0001 per share

Redeemable Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50 per whole share

One Right to receive 1/10th of one share of Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective March 10, 2026, Ray Chen resigned as a director of the Registrant for personal reasons.

(d) Effective March 10, 2026, Mr. Wong Chi Kit (“Carson”) was appointed to fill the vacancy on the Registrant’s Board of Directors caused by the resignation of Ray Chen. Mr. Wong is the Founder of Sigma Global Fund and serves as a Responsible Officer for a Hong Kong licensed asset management firm. With over 20 years of experience in asset management and capital markets, he has established a distinguished track record of delivering superior risk-adjusted returns. He currently oversees three active portfolios with a strategic focus on US equities, private equity, technology, media, and telecommunications (TMT), and global multi-asset credit.

Recognized as one of Hong Kong’s premier financial analysts, Mr. Wong possesses deep expertise in the full investment lifecycle, including successful portfolio exits via Initial Public Offerings (IPOs) and Special Purpose Acquisition Companies (SPACs) in major exchanges. He holds a Bachelor’s degree in Economics from Concordia University, Canada. His professional credentials include serving as an International Affiliate of the Hong Kong Institute of Certified Public Accountants (HKICPA), and he holds Fellowships with both the Institute of Public Accountants (IPA) in Australia and the Institute of Financial Accountants (IFA) in the United Kingdom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2026

GOLDENSTONE ACQUISITION LIMITED

By:	/s/ Eddie Ni
Name:	Eddie Ni
Title:	Chief Executive Officer

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